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                                                                  EXHIBIT 10.92




                              SECOND AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

         AMENDMENT dated as of February 8, 1996, to Purchase and Sale Agreement dated as of August 30, 1993, as previously amended by an Amendment to Purchase and Sale Agreement dated as of May 10, 1994 (the "Agreement"), between PREFERRED EQUITIES CORPORATION ("Developer"), MARINE MIDLAND BANK ("Marine") and WELLINGTON FINANCIAL CORP. ("Wellington"). Terms defined in the Agreement have their defined meanings when used in this Amendment.

         1.  The Recital of the Agreement is amended to read as follows:

                                    Recital

         Developer, Marine and Wellington wish to enter into an agreement under which Developer will offer to sell to Marine notes (individually, "Note", and collectively, "Notes"), and mortgages or deeds of trust (individually, "Mortgage", and collectively, "Mortgages") securing the Notes evidencing the sale and financing of timeshare interests in Reno Spa Resort Club, Reno, Nevada; Grand Flamingo Resort Club, Las Vegas, Nevada (which includes Grand Flamingo Towers, Grand Flamingo Villas, Grand Flamingo Terraces, Grand Flamingo Suites, Grand Flamingo Winnick and Grand Flamingo Fountains); and The Suites at Steamboat, Steamboat Springs, Colorado ("Project"), and the Marine will purchase from Developer the Notes and Mortgages of those purchasers of timeshare interest ("Obligors") who are acceptable to it.

         2. It is understood that Notes and Mortgages representing the financing of the sale of timeshare interests in The Suites at Steamboat will be endorsed and assigned first by Steamboat Suites, Inc. to Developer and then by Developer to Marine. All such endorsements and assignments shall be with recourse.

                                       PREFERRED EQUITIES CORPORATION

                                       By ______________________________________

                                       MARINE MIDLAND BANK

                                       By ______________________________________
                                          Alton H. Lyles, Vice President

                                       WELLINGTON FINANCIAL CORP.

                                       By ______________________________________
                                          Irwin R. LePow, President